UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 24, 2006

Earth Biofuels, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-110249	71-0915825
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 403
Dallas, TX  75205

 (Address of Principal Executive Offices and  Zip Code)

(214) 389-9800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01               Other Event.

On April 24, 2006, Earth Biofuels, Inc. (the “Company”) entered into a letter of intent which contemplates the acquisition by the Company of a 50% equity interest in an entity which owns an ethanol plant.

Pursuant to the letter of intent, the Company has also agreed to raise the financing necessary for renovation of the plant in accordance with a development plan.

The significant financial and other obligations of the Company set forth in the letter of intent are subject to the negotiation and execution of definitive documentation. In advance of the execution of definitive documentation, “and in order to secure the opportunity presented in the letter of intent,” the Company may commit to make non-refundable deposits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Biofuels , Inc.
(Registrant)

Date:	April 26, 2006	By:	/s/ Dennis McLaughlin
Dennis McLaughlin

CEO